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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 12, 2001
                                                   ------------------

                                 PartnerRe Ltd.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Bermuda                       1-14536              Not Applicable
          -------------               -----------------       -----------------
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)


                  96 Pitts Bay Road
                      Pembroke
                       Bermuda                                  HM 08
       ----------------------------------------           -----------------
       (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:    (441) 292-0888
                                                    --------------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.    Other Events.

     The Form of Purchase Contract Agreement, the Form of Remarketing Agreement, the Form of Pledge Agreement and the Form of Certificate of Designation for the Company's _____% Series B Cumulative Redeemable preferred shares, respectively filed with this Current Report on Form 8-K as Exhibit 99.1, 99.2, 99.3 and 99.4 are incorporated herein by reference.

Item 7.    Exhibits.

99.1     Form of Purchase Contract Agreement.

99.2     Form of Remarketing Agreement.

99.3     Form of Pledge Agreement.

99.4     Form of Certificate of Designation for our Series B preferred shares.


                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PARTNERRE LTD.

Date:   November 12, 2001            By: /s/ Albert A. Benchimol
      ---------------------              ---------------------------------------
                                         Name:  Albert A. Benchimol
                                         Title: Executive Vice President and
                                                Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

99.1     Form of Purchase Contract Agreement.

99.2     Form of Remarketing Agreement.

99.3     Form of Pledge Agreement.

99.4 Form of Certificate of Designation for the Company's _____% Series B Cumulative Redeemable preferred shares.